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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 10, 2002



                        STEWART & STEVENSON SERVICES, INC.
              (Exact name of registrant as specified in its charter)



             TEXAS                        0-8493                 74-1051605
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                                      77008
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code:  (713) 868-7700


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Item 5.  OTHER EVENTS.

On December 10, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company Names Max Lukens Chairman of the Board; Quarterly Dividend Also Announced.

Item 7.  EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED DECEMBER 10, 2002, TITLED STEWART & STEVENSON SERVICES NAMES MAX LUKENS CHAIRMAN OF THE BOARD; QUARTERLY DIVIDEND ALSO ANNOUNCED.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       STEWART & STEVENSON SERVICES, INC.



Date: December 10, 2002                By: /s/ John B. Simmons
                                               Name:  John B. Simmons
                                               Title: Vice President and
                                                      Chief Financial Officer



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EXHIBIT INDEX

Company Press Release dated December 10, 2002, titled Stewart & Stevenson Services Names Max Lukens Chairman of the Board; Quarterly Dividend Also Announced.